Genpact Q3 2013 Earnings Presentation November 6, 2013 Ticker (NYSE: G) Exhibit 99.2

Forward Looking Statements
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of
1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements.
These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPM and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the
“SEC”), including the Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the
SEC. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the company’s reported results. Reconciliations of these non-GAAP measures to
GAAP are available in this presentation and in our earnings release dated November 6, 2013.
Non-GAAP Financial Measures

Q3 2013 - Highlights
Revenues, adjusted income from operations, margins and cash flows from operations all increased year-over-year
Q3 ‘13 versus Q3 ‘12 performance:
Total Revenue:  +9%
Revenue from Global Clients: +13%
GE Revenue: -3%
Adjusted Income from Operations : +19%
Cash from Operations +62%
Revenue growth impacted by delayed large deal decisions, mortgage business and FX
Strong Adjusted Income from Operations margin
(1)
of 17.8%
Increasing interest in large transformational deals, reflected in our pipeline
(1)
Adjusted Income from Operations is a Non-GAAP Measure. GAAP Income from Operations increased 22.9% and GAAP Operating Margin was 16.1%.
Notes:
1)

Our Growth Strategy
Lead
Guide global enterprises to best-in-class through our
proprietary SEP framework
Expand
Invest in targeted industry verticals and domain expertise
Allocate
Allocate capital and resources to support sustainable,
profitable growth and shareholder value
Deliver
Execute seamlessly for clients across service lines and
geographies
We are actively driving change to our growth strategy to expand and capture a bigger set of market opportunities:
Increasing focus on specific industry verticals, service lines and geographies
Redirecting management resources and investments to the best opportunities
SM

Continue to Expand Client Relationships
Notes:
1)  Relationship size = Clients representing annual revenues based on rolling four quarters
42
11 11
52
13
12
0
10
20
30
40
50
60
$5 to $15 MM $15 to $25 MM >$25 MM
Relationship Size
(1)
Q3 12 Q3 13

Increased Pipeline Across Core Markets
Macro-environment continues to be mixed
Clients’ continued focus on improving business models to adapt to a continuously challenging environment
Increasing interest in longer term, transformative engagements
Pipeline at historically high levels
Significantly bigger value and proportion of larger, transformative deals in the pipeline, involving complex transformational changes
These larger deals take longer to convert to revenues
Win rates steady; pricing competitive but stable

Revenue Growth of 8.9% Driven by Global Clients
Q3 2013 Global Clients
Business Process Management revenues increased 10% while ITO revenues increased 20%
Q3 2013 GE
Decline in Business Process Management partly offset by growth in ITO
Year To Date 2013 revenue at $1.574 billion; up 12.9% year over year
Global
Clients
(1)
GE
(1)
BPM
ITO
8.9%
YoY
Growth%
12.7%
(2.7)%
8.9%
15.5%
6.9%
YoY
Growth%
$491.2
$534.9
Q3 ‘12 Q3 ‘13
Q3 ‘12
Q3 ‘13
($ in millions)
Notes:
1)  Data adjusted for divestitures from GE
($ in millions)
369.9
416.9
121.3
118.0
376.1
401.9
115.1
133.0
$491.2
$534.9

Adjusted Income From Operations Growth of 19.2%
Q3‘12 Q3‘13 YoY Growth
Revenue $491.2 $534.9 8.9%
Cost Of Revenue 297.3 329.3 10.8%
Gross Profit 193.9 205.6 6.0%
Gross Profit % of Revenue 39.5% 38.4% (110)bps
Selling, general and administrative expenses 118.5 117.0
(1.3)%
SG&A % of Revenue 24.1% 21.9%
(220)bps
Adjusted Income From Operations
(1)
79.7 95.0 19.2%
Adjusted Income From Operations Margin % 16.2% 17.8% 160 bps
Notes:
1)  Adjusted Income from Operations is a Non-GAAP Measure. Income from Operations was $70.0 million in Q3 ‘12 and $86.0 million in Q3 ’13
($ millions)
Strong Q3 2013 Adjusted Income from Operations margin driven by:
Continued efficiencies
Slower than expected ramps in front-end and domain expert hiring, and delays in large deals that typically need upfront investments

EPS Bridge
11
5
Adjusted
Income from
Operations
Q3 ‘12
GAAP
EPS
Q3 ‘12 Q3 ‘13
Adjusted Net Income ($ millions) 41.7 77.3
Diluted Shares Outstanding (millions)
(2)
230 236
2
30
Fx
Re-measurement
Gains
(Cents per share)
Net
other
Adjustments
(1)
18
33
3
Net
other
Adjustments
(1)
Q3 ‘12
Adjusted
EPS
Q3 ‘13
Adjusted
EPS
Q3 ‘13
GAAP
EPS
Notes:
- The above bridge reflects only significant variance items year over year
- EPS = Diluted earnings per share
1) Adjustments primarily include amortization of intangibles relating to acquisitions, share-based compensation expenses and acquisition related expenses
2) Weighted average number of diluted shares outstanding
4
‘12 one time
costs related to
recapitalization
8
Lower effective
tax rate
-3

Strong Cash From Operations
Q3 2013 cash from operations increased 62% due to:
Higher Operating Margin
Lower working capital driven by improved Days Sales Outstanding
Q3 ‘12 Q3 ‘13
62%
$77
$126
YTD ‘12 YTD ‘13
$233
11%
42%
YoY
Growth%
YoY
Growth%
($ in millions)
Q3 ‘12 Q3 ‘13
Days Sales Outstanding 84 80
Cash and Liquid Assets ($ millions)
(1)
395 499
Notes:
1) Cash and Liquid Assets = Cash and Cash equivalents and short-term deposits
($ in millions)
Operating
Performance
Upfront Client
Payment
(One-time)
164
233
45
$209

Full Year 2013 Outlook
FY 2013
Revenues ($B)
$2.12 - $2.13
Adjusted Income from Operations - Margin
16.5% - 16.8%
Other Metrics
Cash Flow From Operations
Decline < 5% YoY
Effective Tax Rate
24% - 26%
Capital Expenditure (% of revenue)
2.0% - 2.3%

Q&A

Annexure 1: Reconciliation of Adjusted Income
from Operations
(USD, In Thousands)
September 30
2012 2013
Income from operations as per GAAP $ 69,952 $ 85,957
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
1,621 711
Add: Amortization of acquired intangible assets relating to
acquisitions
2,694 3,857
Add: Acquisition related expenses 298 -
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring (excluding expenses related to the credit facility)
7,318 -
Add: Stock based compensation 5,613 5,312
Less: Provision (created) reversed for loss on divestitures - 141
Add: Other income (expense) (6,365) 184
Add: Gain on Equity-method investment activity, net 50 32
Less: Net income attributable to noncontrolling interest (1,436) (1,169)
Adjusted income from operations $ 79,745 $ 95,025
Three months ended

Annexure 2: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data)
Three months ended
September 30
2012 2013
Net income as per GAAP $ 25,175 $ 70,262
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
1,621 711
Add: Amortization of acquired intangible assets relating to
acquisitions
2,694 3,857
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring (excluding expenses related to the credit facility)
7,318 -
Add: Stock based compensation 5,613 5,312
Add: Acquisition related expenses 298 -
Add: Withholding taxes relating to remittance of funds between subsidiaries to partly fund the payment of  special cash dividend in respect of capital restructuring
2,300 -
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting
(357) (114)
Less: Tax impact on amortization of acquired intangibles relating from acquisitions
(893) (1,319)
Less: Tax Impact on acquisition related expenses (75) -
Less: Tax Impact on stock based compensation (1,971) (1,458)
Adjusted net income $ 41,723 $ 77,251
Adjusted diluted earnings per share $ 0.18 $ 0.33

Thank You